UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2015

Howard Bancorp, Inc.

(Exact name of registrant as specified in charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6011 University Boulevard, Suite 370, Ellicott City, Maryland		21043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information

Item 2.01 Completion of Acquisition of Disposition of Assets.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 2015, on August 28, 2015, Howard Bancorp, Inc. (the “Company”), the parent company of Howard Bank, completed its acquisition of Patapsco Bancorp, Inc. (“Patapsco Bancorp”), the parent company of The Patapsco Bank, through the merger of Patapsco Bancorp with and into the Company (the “Merger”).

This Current Report on Form 8-K/A provides the historical financial statements of Patapsco Bancorp and pro forma financial information required under Items 9.01(a) and 9.01(b) of Form 8-K, which were not included in the Current Report on Form 8-K filed on August 31, 2015.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

(1)	The audited financial statements of Patapsco Bancorp for the year ended June 30, 2015, are incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K.

(b)	Pro forma financial information.

(1)	Our unaudited consolidated pro forma combined financial statements as of June 30, 2015 and for the year ended December 31, 2014 are incorporated herein by reference to Exhibit 99.2 of this Current Report on Form 8-K, and are based on the historical financial statements of the Company and Patapsco Bancorp after giving effect to the Merger.

(d)	Exhibits.

23.1	Consent of TGM Group LLC

99.1	Audited financial statements of Patapsco Bancorp, Inc. for the year ended June 30, 2015.

99.2	Unaudited consolidated pro forma combined financial statements as of June 30, 2015, for the year ended December 31, 2014 and for the six months ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

By:	/s/ George C. Coffman

	Name:	George C. Coffman
Date: November 9, 2015	Title:	Executive Vice President and Chief
Financial Officer